Exhibit 32
                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Real Estate Fund XVIII Limited Partnership (the "Partnership") on Form 10-QSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert P. Johnson, President of AEI Fund Management XVIII, Inc., the Managing General Partner of the Partnership, and Patrick W. Keene, Chief Financial Officer of AEI Fund Management XVIII, Inc., each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                          /s/ Robert P Johnson
                              Robert P. Johnson, President
                              AEI Fund Management XVIII, Inc.
                              Managing General Partner
                              November 9, 2006



                          /s/ Patrick W Keene
                              Patrick W. Keene, Chief Financial Officer
                              AEI Fund Management XVIII, Inc.
                              Managing General Partner
                              November 9, 2006